UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
EMBARK TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Dear Embark Stockholder:
I am pleased to invite you to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Embark Technology, Inc. (“Embark”), which will be held on Thursday, June 9, 2022, at 11:00 a.m. Eastern Time. The annual meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EMBK2022 and entering your password. For further information on how to participate in the meeting, please see “General Information About Voting and the Annual Meeting” in the accompanying proxy statement.
We are pleased to make our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) available to stockholders over the Internet under the U.S. Securities and Exchange Commission’s (the “SEC”) Notice and Access rules. We believe this electronic delivery option provides our stockholders with information in a more timely, cost-efficient, and environmentally conscious manner versus providing materials in paper form.
It is very important that your shares be represented and voted at the annual meeting regardless of whether you plan to attend electronically. The accompanying proxy statement contains information about the matters on which you are asked to vote, as well as specific instructions for voting over the telephone or via the Internet, or submitting your proxy. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. You are encouraged to read the materials carefully and vote in accordance with the recommendations of the Board of Directors.
Thank you for your investment in Embark. We appreciate your support.
Sincerely,
Alex Rodrigues
Chief Executive Officer, Founder and Director
April 26, 2022

EMBARK TECHNOLOGY, INC.
424 Townsend Street
San Francisco, California 94107
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
2022 Annual Meeting Information

Time	Date	Place
11:00 a.m. Eastern Time	June 9, 2022	Online only via live webcast at www.virtualshareholdermeeting.com/EMBK2022
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Embark will be held on Thursday, June 9, 2022, at 11:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EMBK2022 and entering your virtual control number included in your Notice of Internet Availability of Proxy Materials, proxy card, or on the instructions that accompanied your proxy materials. At the Annual Meeting, stockholders will consider and vote on the following matters:
MATTER
1	Elect Patricia Chiodo and Alex Rodrigues as Class I Directors, each to serve a three-year term expiring at the 2025 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and
2	Ratification of Deloitte & Touche LLP as Embark’s Independent Auditor for 2022.
The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.
Stockholders of record at the close of business on Tuesday, April 12, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any postponement, continuation or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Siddhartha Venkatesan, Secretary, at sid@embarktrucks.com, stating the purpose of the request and providing proof of ownership of Embark stock. The complete list of these stockholders will be available on the bottom panel of your screen during the meeting after entering the virtual control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.
Your vote is important regardless of the number of shares you own. To ensure that a quorum is present at the Annual Meeting, please vote your shares over the Internet or by telephone, or, if you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed envelope, whether or not you expect to attend the Annual Meeting. Note that, in light of possible delays or disruptions in mail service, we encourage stockholders to submit their proxy via telephone or online. If you decide to attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.

By Order of the Board of Directors,
Alex Rodrigues
Chief Executive Officer, Founder and Director
April 26, 2022

i

PROXY STATEMENT SUMMARY
Background
Embark Trucks Inc., a Delaware corporation (“Embark Trucks”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among Northern Genesis Acquisition Corp. II, a Delaware corporation (“NGA”), NGAB Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of NGA (“Merger Sub”), on June 22, 2021. NGA was initially formed on September 25, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. In connection with the Business Combination, NGA was renamed “Embark Technology, Inc.” As contemplated by the Merger Agreement, Merger Sub merged with and into Embark Trucks, the separate corporate existence of Merger Sub ceased and Embark Trucks survived as a wholly owned subsidiary of Embark (the “Merger” and, together with the related transactions contemplated by the Merger Agreement, the “Business Combination”).
In this proxy statement, unless the context requires otherwise, references to “Embark,” the “Company,” “we,” “us,” and “our,” and similar references refer to Embark Technology, Inc. and its wholly owned subsidiaries following the Business Combination, and to Embark Trucks Inc. prior to the Business Combination.
Proposals
This section summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as our Annual Report carefully before voting.
Proposal 1	Board Recommendation and Page No.
Elect the two Class I Directors for a three-year term ending at the 2025 annual meeting of stockholders.	The Board recommends a vote “FOR” Patricia Chiodo and Alex Rodrigues.
See “Proposal One – Election of Directors” beginning on page 9 of this proxy statement.
Directors
				Committee Membership
Name	Primary Occupation	Age*	Independent	A	C	G
Alex Rodrigues**	Chief Executive Officer, Founder and Director, Embark Technology, Inc.	26
Brandon Moak	Chief Technology Officer, Founder and Director, Embark Technology, Inc.	26
Secretary Elaine Chao	Former U. S. Secretary of Labor and former U.S. Secretary of Transportation	69	•	•
Patricia Chiodo**	CFO, Verra Mobility Corporation	57	•	CHAIR+	•
Pat Grady	Partner, Sequoia Capital	39	•		CHAIR	•
Ian Robertson	CEO, Northern Genesis Capital Corp.	62	•	•		•
* Ages are as of April 26, 2022	CHAIR = Committee Chair	A = Audit Committee
** Class I director nominee	+ = Financial Expert	C = Compensation Committee
G = Nominating and Corporate Governance Committee

Director Highlights
One of the primary functions of our board of directors (the “Board”) is to oversee management’s performance on behalf of the stockholders to ensure that the long-term interests of our stockholders are being served. It is therefore essential that the Board be composed of directors who are qualified to effectively support our growth and commercial strategy. We believe that our directors bring a well-rounded variety of experience, industry backgrounds and diversity to the Board, and represent an effective mix of skills and perspectives to meet the challenges of our commercial and strategic goals.
Balanced Mix of Skills, Qualifications and Experience

(1)
Significant public company governance, risk management, and compliance experience, including experience serving on a board of directors of similar complexity to Embark.

(2)
Served as a Chief Executive Officer, Chief Financial Officer or other executive officer of a public company or major nonprofit organization.

(3)
Self-identifies as having diverse characteristics (race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background).

Corporate Governance Highlights
Embark is committed to good governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders.
Independent Oversight
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4 of 6 directors are independent

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Regular executive sessions of non-employee directors at Board meetings

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100% independent Board committees

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Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness
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Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy

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Annual assessment of director skills to ensure Board meets the Company’s evolving oversight needs

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The Board oversees risk management, reviewing and advising management on significant risks facing the Company, and fostering a culture of integrity and risk awareness

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Annual Board and committee self-evaluations

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Ongoing director education

Stockholder Rights	• No poison pill
Good Governance Practices
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Code of Business Conduct and Ethics applicable to directors and all employees

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Insider Trading Policy applicable to directors and all employees

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Related Person Transaction Policies and Procedures applicable to directors, director nominees, executive officers, beneficial owners of more than 5% of any class of voting stock, along with all family members of the foregoing persons

Proposal 2	Board Recommendation and Page No.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as Embark’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
See “Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 34 of this proxy statement.
Investor Engagement
Embark engages with investors and analysts through conference calls, industry conferences, one-on-one meetings, and teleconferences. We typically discuss our financial position, strategic priorities, business outlook, and other topics of prime importance to investors. As we grow as a public company, we will engage with our shareholders regarding our corporate governance practices. We are committed to maintaining an active dialogue with investors to better understand their perspectives and consider their ideas as we continue to evolve our corporate governance and business practices, and public disclosures.

EMBARK TECHNOLOGY, INC.
424 Townsend Street
San Francisco, California 94107
PROXY STATEMENT
For the 2022 Annual Meeting of Stockholders
To Be Held on Thursday, June 9, 2022
GENERAL INFORMATION ABOUT VOTING AND THE ANNUAL MEETING
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Embark for use at the Company’s 2022 Annual Meeting to be held on Thursday, June 9, 2022, at 11:00 a.m. Eastern Time, and at any postponement, continuation or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. In order to participate in the Annual Meeting live via the Internet, you must register at www.ProxyVote.com by 11:59 p.m. Eastern Time on June 8, 2022. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.ProxyVote.com. See “Attending the Virtual Meeting Online” for more information.
Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders To Be Held on June 9, 2022:
This proxy statement and our Annual Report are available for viewing, printing and downloading at www.ProxyVote.com.
Embark’s Voting Securities
Holders of record of our Class A common stock and Class B common stock (collectively, the “common stock”) at the close of business on Tuesday, April 12, 2022 (the “Record Date”) will be entitled to notice of, and such stockholders and holders of a valid proxy will be entitled to vote at, the Annual Meeting or any postponement, continuation or adjournment of the Annual Meeting. On that date, 362,832,724 shares of our Class A common stock and 87,078,981 shares of our Class B common stock were issued and outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting. Each share of Class B common stock entitles the holder thereof to ten (10) votes with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting.
Notice of Internet Availability of Proxy Materials.
As permitted by SEC rules, Embark is making this proxy statement and its Annual Report available to its stockholders electronically via the Internet. On or about April 26, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials.
If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in those materials.
Voting Your Shares
If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy over the Internet, by telephone, or by mail, or you may vote electronically during the Annual Meeting.
By Internet	By Telephone	By Mail	During the Meeting
You may vote your shares from any location in the world at www.proxyvote.com (you will need your virtual control number).	You may vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card.	If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card.	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/EMBK2022 during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 8, 2022. Note that, in light of possible delays or disruptions in mail service, we encourage stockholders to submit their proxy via telephone or online.
If the shares you own are held in your bank or brokerage firm account in a fiduciary capacity (typically referred to as being held in “street name”), you should contact your bank or broker to obtain your virtual control number or otherwise vote through the bank or broker.
Attending the Annual Meeting Online
Due to the ongoing public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held in a virtual meeting format only.
The Annual Meeting will convene at 11:00 a.m. Eastern Time on June 9, 2022. In order to participate in the Annual Meeting live via the Internet, you must register at www.ProxyVote.com by 11:59 p.m. Eastern Time on June 8, 2022. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.ProxyVote.com.
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.virtualshareholdermeeting.com/EMBK2022.

Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.
Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 10:30 a.m. Eastern Time on June 9, 2022, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting login page, or call 1-844-986-0822. .
The platform we are using for the Annual Meeting live audio webcast will require a software installation or the ability to run a temporary application in order for you to join the Annual Meeting live audio webcast.
Questions and Answers during the Annual Meeting
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•
irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals;

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substantially repetitious of questions already made by another stockholder;

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in excess of the two-question limit;

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in furtherance of the stockholder’s personal or business interests; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above.
Recommendations of the Board
At the Annual Meeting, our stockholders will be asked to vote on the proposals set forth below. The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or over the Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted in accordance with the Board’s recommendations as follows:
“FOR” the election of Patricia Chiodo and Alex Rodrigues as Class I directors;
“FOR” the ratification of Deloitte & Touche LLP as our Independent Auditor for 2022; and

In the discretion of the persons appointed as proxies on any other items that may properly come before the Annual Meeting.
Broker Non-Votes
If the shares you own are held in street name through a bank or brokerage firm, the bank or brokerage firm is required to vote your shares in accordance with your instructions. You should direct your broker how to vote the shares held in your account. Under applicable stock exchange rules, if you do not instruct your broker on how to vote your shares, your broker will be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to certain “non-routine” matters. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is a routine matter. The other proposal to be voted on at the Annual Meeting is a non-routine matter. Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares.
Revoking Your Proxy or Changing Your Vote
Voting over the Internet or by telephone or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote electronically. A proxy may be revoked before it is used to cast a vote at the Annual Meeting. If the shares you own are held in your name, you can revoke a proxy by doing one of the following:
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filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

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duly executing a later-dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote; or

•
attending the Annual Meeting and voting electronically. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Embark Technology, Inc., 424 Townsend Street, San Francisco, California 94107, Attention: Siddhartha Venkatesan, Secretary.
If the shares you own are held in street name, you will need to follow the directions provided to you by your bank or brokerage firm to change your vote.
Quorum and Votes Required
The electronic presence or representation by proxy of a majority in voting power of the shares of common stock of the Company entitled to vote at the Annual Meeting is necessary to establish a quorum. Abstentions and broker non-votes are included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.
The table below sets forth the vote required for the approval of each proposal before the Annual Meeting, and the effect of abstentions and broker non-votes.

Proposal	Votes Required	Effect of Votes Withheld/ Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
The votes will be counted, tabulated and certified by a representative of D.F. King & Co, Inc., the Company’s inspector of election for the Annual Meeting. We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

PROPOSAL ONE — ELECTION OF DIRECTORS
The Board has nominated Patricia Chiodo and Alex Rodrigues as Class I director nominees for election at the Annual Meeting.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the election of each of Patricia Chiodo and Alex Rodrigues as Class I directors.
Our Board is currently comprised of six directors. As described in our Certificate of Incorporation (“Certificate of Incorporation”), our Board is currently divided into three classes. The term of our Class I directors expires at this Annual Meeting, the term of our Class II directors expires at the annual meeting of stockholders in 2023 and the term of our Class III directors expires at the annual meeting of stockholders in 2024. The following table describes the schedule for the election of our directors over the next three annual meetings and the terms our directors will serve if elected.
Meeting	Class of Directors Standing for Election	Term
2022 Annual Meeting	Class I	Three-year term expiring at 2025 Annual Meeting
2023 Annual Meeting	Class II	Three-year term expiring at 2026 Annual Meeting
2024 Annual Meeting	Class III	Three-year term expiring at 2027 Annual Meeting
If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Patricia Chiodo and Alex Rodrigues as Class I directors. Patricia Chiodo and Alex Rodrigues currently serve on our Board and have indicated their willingness to continue to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.
Our Board of Directors
The biographies of each of our current directors, including our Class I director nominees, are included below. Each of the biographies highlights specific experience, qualifications, attributes and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board exemplifies the highest standards of personal and professional integrity and the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.

DIRECTOR BIOGRAPHIES
Class I director nominees to be elected at the 2022 Annual Meeting (subsequent terms to expire in 2025)
PATRICIA CHIODO
Director Since: 2021 Age: 57 Committee Memberships: • Audit (CHAIR) • Compensation
Patricia Chiodo has served on our board since November 2021. Ms. Chiodo currently serves as the Chief Financial Officer of Verra Mobility Corporation, and served in the same capacity at ATS Consolidated, Inc. prior to its business combination with Verra Mobility Corporation, since June 2015. Previously, Ms. Chiodo served as the Co-President and Chief Financial Officer of Origami Owl LLC from September 2013 to April 2015. Ms. Chiodo also served as a director of Acme Lift Company from March 2013 to March 2015. Prior to joining Origami Owl LLC, Ms. Chiodo was a consultant to privately held companies from May 2012 to August 2013, and was the Senior Vice President and Chief Financial Officer for RSC Holdings, Inc. from April 2010 to April 2012. Ms. Chiodo holds a bachelor’s degree in business administration from the University of Arizona.
Skills and Qualifications: We believe Ms. Chiodo is well-qualified to serve on our board of directors due to her extensive business experience as a financial executive of a public company and of multiple businesses.

ALEX RODRIGUES
Director Since: 2021 Age: 26
Alex Rodrigues co-founded Embark and has served as our Chief Executive Officer since the company’s founding in 2016. Mr. Rodrigues has an extensive background in robotics, beginning with a world robotics championship win as a middle school student in 2009. Mr. Rodrigues studied at the University of Waterloo, where he built Canada’s first self-driving vehicle, a golf cart that was used to take guests on tours of the campus. Mr. Rodrigues is a 2016 Thiel Fellowship recipient and was accepted into Silicon Valley startup incubator Y-Combinator, where he launched Embark. Under Mr. Rodrigues’s tenure as Chief Executive Officer, Embark has achieved a number of industry firsts as it commercializes autonomous freight: Embark was the first self-driving truck company to achieve an autonomous coast-to-coast drive, the first to reach 100,000 miles driven on public roads, and the first to open transfer points.
Skills and Qualifications: We believe that Mr. Rodrigues is highly-qualified to serve as a member of our board of directors due to his longtime leadership of our company, deep business experience in the autonomous trucking sector, and technical expertise in robotics.

Class II directors (terms to expire in 2023)
SECRETARY ELAINE CHAO
Director Since: 2021 Age: 69 Committee Memberships: • Audit
Secretary Elaine Chao has served on our board since November 2021 and has also served as a member of Embark Trucks Inc.’s board of directors from June 2021. Secretary Chao is the former U. S. Secretary of Labor and the former U.S. Secretary of Transportation. She is the first Asian Pacific American woman to be appointed to a President’s cabinet in American history. Prior to being appointed Secretary of Labor, she was President and CEO of United Way of America, Director of the Peace Corps, Deputy Secretary of U.S. Department of Transportation, Chair of the Federal Commission. She has also worked in the private sector as vice president of Syndications for BankAmerica Capital Markets Group and Citibank. Secretary Chao has also been a director on a number of Fortune 100 public and nonprofit boards. She is recipient of 37 honorary doctorate degrees. Secretary Chao has a MBA from Harvard Business School.
Skills and Qualifications: We believe Secretary Chao’s extensive leadership experience in high profile positions at large, complex organizations in the public, private and non-profit sectors brings valuable perspective to matters relevant to the Company in the areas of global competitiveness, international geopolitical dynamics, workforce development, trends in governmental policies and corporate governance. In particular, Secretary Chao’s service as U.S. Secretary of Transportation provides extensive knowledge and experience regarding safety, and the importance of innovation and infrastructure in our nation’s economic competitiveness. Her service as U.S. Secretary of Labor provides extensive knowledge and experience regarding labor and employment trends, workforce health and safety, pension benefits and competition in a worldwide economy. Secretary Chao’s ongoing board memberships in the financial and communications industries also provide further insight into finance, macroeconomics and new media developments.

IAN ROBERTSON
Director Since: 2021 Age: 62 Committee Memberships: • Audit • Nominating and Corporate Governance
Ian Robertson has served on our board since November 2021. One of NGA’s founders, Mr. Robertson has served as its Chief Executive Officer and a member of its Board of Directors since its formation. He also served as the Vice Chair of the Board of Directors of Northern Genesis Acquisition I from June 2020 until consummation of its initial business combination in May 2021 and has served as Chief Executive Officer and a member of the Board of Directors of Northern Genesis Acquisition III since its formation in January 2021. Mr. Robertson is an active senior business professional and currently leads Northern Genesis Capital Corp., an infrastructure investment fund management company. In July 2021, he was appointed Co-Chair of the Board of Directors of Largo Resources Ltd. (TSX: LGO) (NASDAQ: LGO) and interim President of Largo Clean Energy Corp., a subsidiary of Largo Resources Ltd. Mr. Robertson co-founded APCI in 1988 and previously served as Chief Executive Officer and Director of Algonquin Power & Utilities Corp. from October 2009 through July 2020. During his leadership tenure, Algonquin grew to become one of Canada’s largest power and utilities companies, serving regulated electricity, natural gas and water utility customers in the United States and Canada and owning and operating a large portfolio of global renewable wind and solar powered generation capacity. He has more than 30 years of experience in the origination and execution of global infrastructure investment initiatives and is committed to the concept of sustainable investing. Mr. Robertson previously served on the Board of Directors of Atlantica Sustainable Infrastructure plc (NASDAQ: AY), a publicly listed affiliate of Algonquin traded on the NASDAQ exchange. Mr. Robertson received an electrical engineering degree from the University of Waterloo, a Master of Business Administration from York University, and a Master of Law from the Law School of the University of Toronto. He is a professional engineer and holds a Chartered Financial Analyst designation.
Skills and Qualifications: We believe Mr. Robertson is well-qualified to serve on our board of directors due to his business experience and contacts and relationships.

Class III directors (terms to expire in 2024)
PAT GRADY
Director Since: 2021 Age: 39 Committee Memberships: • Compensation (CHAIR) • Nominating and Corporate Governance
Pat Grady has served on our board since November 2021 and has also served as a member of Embark Truck Inc.’s board of directors from May 2018. Mr. Grady currently serves as a Partner at Sequoia Capital, which he joined in 2007, and is responsible for Sequoia Capital’s growth-stage investment business. Mr. Grady is an active senior business professional, and currently serves as a director of multiple companies, including, Amplitude, Attentive, Cribl, Drift, Namely, Okta (OKTA), and Pilot. These ongoing memberships provide insight into the enterprise technology and financial services industry and developments. During his career, he has also worked with companies such as HubSpot (HUBS), Jive Software, MarkLogic, Medallia (MDLA), OpenDNS, Qualtrics (XM), ServiceNow (NOW), Snowflake (SNOW), Sumo Logic (SUMO), Sunrun (RUN), and Zoom (ZM), among others. Mr. Grady received a Bachelor of Science degree from Boston College.
Skills and Qualifications: We believe Mr. Grady is well-qualified to serve on our board of directors due to his extensive experience in working with and serving at the boards of growth-stage businesses.

BRANDON MOAK
Director Since: 2021 Age: 26
Brandon Moak co-founded Embark and has served as our Chief Technology Officer since the company’s founding in 2016. In his role, he leads engineering and R&D at our company, and has overseen development of the Embark Driver software, the core of Embark’s commercialization effort. Mr. Moak has also led the design and development of the Embark Universal Interface, a first-of-its-kind set of standardized self-driving components and flexible interfaces necessary for major truck OEMs to more easily and robustly integrate Embark’s autonomous technology onto their vehicle platforms. Mr. Moak previously worked as a robotics engineer and a software developer, respectively, at technology companies Kindred.ai and Clear Blue Technologies. Mr. Moak is an alumnus of the University of Waterloo where he studied mechatronics engineering. Mr. Moak has served on our board of directors since our inception and will continue in this role.
Skills and Qualifications: We believe Mr. Moak is highly-qualified to serve as a member of our board of directors due to his longtime leadership of research and development at the company, deep business experience in the autonomous trucking sector, and technical expertise in robotics.

CORPORATE GOVERNANCE
Corporate Governance Highlights
Embark is committed to good governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders.
Independent Oversight
•
4 of 6 directors are independent

•
Regular executive sessions of independent directors at Board meetings

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100% independent Board committees

•
Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness
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Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy

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Annual assessment of director skills to ensure Board meets the Company’s evolving oversight needs

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The Board oversees risk management, reviewing and advising management on significant risks facing the Company, and fostering a culture of integrity and risk awareness

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50% of directors self-identify as having diverse characteristics

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Annual Board and committee self-evaluations

•
Ongoing director education

Stockholder Rights	• No poison pill
Good Governance Practices
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Code of Business Conduct and Ethics applicable to directors and all employees

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Insider Trading Policy applicable to directors and all employees

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Related Person Transaction Policies and Procedures applicable to directors, director nominees, executive officers, beneficial owners of more than 5% of any class of voting stock, along with all family members of the foregoing persons

Director Independence
Our Board has determined that all of our non-employee directors, who are listed below, meet the applicable criteria for independence established by The Nasdaq Global Select (“Nasdaq”). Alex Rodrigues and Brandon Moak do not qualify as independent under the Nasdaq rules due to their employment as our Chief Executive Officer and Chief Technology Officer, respectively.
Independent Directors
• Secretary Elaine Chao • Ian Robertson	• Patricia Chiodo	• Pat Grady
In arriving at the foregoing independence determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management.

Board Leadership Structure
We do not have any fixed rule as to whether our Chairperson and Chief Executive Officer positions should be separate, or whether our Chairperson should be an employee or elected from among non-employee directors. We believe that it is in the best interests of the Company to have the flexibility to evaluate our leadership structure over time as part of Embark’s ongoing succession planning process. Our Corporate Governance Guidelines provide that an independent “Lead Director” may be elected from among the independent directors when the Chairperson of the Board is not an independent director. We do not have a Chairperson or a Lead Director at this time.
Our Board is composed of individuals with extensive experience in the technology industry and public company management. In addition, each of our standing Board committees is composed of independent directors. For these reasons and because of the strong leadership of our Chief Executive Officer, Mr. Rodrigues, our Board has concluded that our current leadership structure is appropriate at this time.
Board Meetings and Attendance
Board members are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Given the timing of the closing of our Business Combination on November 10, 2021, our Board held one meeting in 2021. Each director attended the Board meeting in 2021. We do not maintain a formal policy regarding director attendance at the annual meeting; however, it is expected that directors will attend.
Executive Sessions of Independent Directors
The Board holds executive sessions of its independent directors no less than two times per year.
Director Continuing Education
The Board views continuing education as a vital tool for building an effective Board. We periodically provide materials, updates and presentations, including in regular Board and committee meetings, to all directors on issues and subjects that assist them in fulfilling their responsibilities, such as key industry developments and the competitive landscape. In addition, the Company intends to pay for certain expenses for any director who wishes to attend seminars, conferences and other continuing education programs designed for directors of public companies.
Comprehensive, Ongoing Process for Board Succession Planning and Selection and Nomination of Directors
As provided in our Corporate Governance Guidelines, the Board, together with the Nominating and Corporate Governance Committee, is responsible for determining the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board believes that candidates for director should have certain minimum qualifications, including the highest personal integrity and ethics and the ability to read and understand basic financial statements. In considering candidates for Board membership, the Board considers additional criteria including relevant expertise, sufficient time to devote to our affairs, excellence in their field, the ability to exercise sound judgment; a commitment to represent the long-term interests of our stockholders, diversity (including diversity of gender, ethnic background and country of origin), age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on the Board in the context of the needs of the Board and the Company.
Each year, the Nominating and Corporate Governance Committee assesses the directors to be nominated for election by stockholders at the annual meeting. To ensure that the Board evolves in a manner that serves the business and strategic needs of the Company, before recommending for re-nomination a slate of incumbent directors for an additional term, the Nominating and Corporate Governance Committee will evaluate whether incumbent directors possess the requisite skills and perspective, both individually and collectively. In addition, the Board will review those directors’ overall service to Embark during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
Consideration of Board Diversity
The Board and the Nominating and Corporate Governance Committee are committed to ensuring the Board functions effectively and with appropriate diversity and expertise. Half of our directors self-identify as having diverse characteristics.
The Company believes that a Board made up of highly qualified individuals from diverse backgrounds promotes better corporate governance and performance and effective decision-making and thus has included diversity as a factor that will be taken into consideration by the Nominating and Corporate Governance Committee and the Board when identifying director candidates and recommending or selecting nominees for election by stockholders. The Board intends to assess the effectiveness of its policy on diversity through an annual Board and committee evaluation process.
Stockholder Recommendations of Director Candidates
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, Embark Technology, Inc., 424 Townsend Street, San Francisco, California 94107, Attention: Siddhartha Venkatesan, Secretary. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Corporate Governance Documents
We believe that good corporate governance is important to ensure that Embark is managed for the long-term benefit of our stockholders. Our Nominating and Corporate Governance Committee will periodically review and reassess our Corporate Governance Guidelines, other governance documents and overall governance structure. Complete copies of our Corporate Governance Guidelines and committee charters are available on the “Corporate Governance” section of our website at investors.embarktrucks.com.
Code of Conduct
The Board has adopted a written code of business conduct and ethics (the “Code of Conduct”), which applies to all of our employees, officers and directors. Our Code of Conduct is available in the “Governance” section of our website at investors.embarktrucks.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq listing rules concerning any amendments to, or waivers from, any provision of our Code of Conduct.

Board Committees
Our Board has established three standing committees — the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee — each of which operates under a charter that has been approved by our Board. Current copies of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee charters are posted on the “Corporate Governance” section of our website located at investors.embarktrucks.com. Due to the timing of the closing of the Business Combination on November 10, 2021 (the “Closing”), the Audit Committee held one meeting during 2021.
Our Board has determined that all of the members of each of its committees are independent as defined under applicable Nasdaq rules. In addition, all members of the Audit Committee meet the heightened independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all members of the Compensation Committee satisfy the heightened independence requirements of the Nasdaq rules specific to the independence of compensation committee members.
Committee Membership
Name	Audit	Compensation	Nominating and Corporate Governance
Alex Rodrigues
Brandon Moak
Secretary Elaine Chao	•
Patricia Chiodo	CHAIR+	•
Pat Grady		CHAIR	•
Ian Robertson	•		•
CHAIR = Committee Chair
+ = Financial Expert
• =  Member

Audit Committee Current Committee Members: Patricia Chiodo (CHAIR) Secretary Elaine Chao Ian Robertson
Primary Responsibilities Include:
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Appointing, compensating, retaining and overseeing our independent registered public accounting firm;

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Evaluating the independence of our independent registered public accounting firm;

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Reviewing with our independent registered public accounting firm the scope and results of their audit;

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Approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

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Overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

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Discussing guidelines and policies governing the process by which senior management assesses and manages our exposure to risk, our major financial risk exposures and the steps we have taken to monitor and control such risks;

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Reviewing and approving or ratifying related person transactions;

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Reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company’s internal audit function; and

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Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Financial Expertise and Independence
All members of the Audit Committee meet the independence standards of Nasdaq and the SEC rules, as well as the financial literacy requirements of Nasdaq. The Board has determined that Ms. Chiodo qualifies as an “audit committee financial expert” as defined by SEC rules.
Report
The Report of the Audit Committee is set forth beginning on page 36 of this proxy statement.

Nominating and Corporate Governance Committee Current Committee Members: Pat Grady Ian Robertson
Primary Responsibilities Include:
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Assisting in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on our Board and, if it deems it appropriate, establishing procedures for stockholders to follow in submitting recommendations for candidates for the Board;

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Reviewing the background and qualifications of individuals being considered as director candidates;

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Recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;

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Reviewing and making recommendations to the Board regarding committee and Board composition and size;

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Overseeing an evaluation of our Board and its committees; and

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Developing and recommending to our Board, and periodically reviewing, the Corporate Governance Guidelines.

Independence
The Nominating and Corporate Governance Committee is composed entirely of directors who are independent under Nasdaq rules.

Compensation Committee Current Committee Members: Pat Grady (CHAIR) Patricia Chiodo
Primary Responsibilities Include:
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Evaluating the performance of our Chief Executive Officer in light of any goals and objectives of the Company’s executive compensation plans, and, based on such evaluation, determining and approving, or making recommendations to the Board regarding the Chief Executive Officer’s compensation level;

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Evaluating the performance of our other executive officers in light of any goals and objectives of the Company’s executive compensation plans, and, based on such evaluation, determining and approving, or making recommendations to the Board regarding the compensation of the other executive officers;

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Evaluating the appropriate level of compensation for service on our Board and Board committees by non-employee directors and making recommendations to our Board regarding such compensation;

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Reviewing the executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if deemed appropriate, adopting, or recommending the Board adopt, new, or amend existing, executive compensation plans; and

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Appointing and overseeing any compensation consultants.

Independence
The Compensation Committee is composed entirely of directors who are independent under Nasdaq rules.
Delegation Authority
The Compensation Committee may form and delegate authority to subcommittees for any purpose that the Committee deems appropriate, including (a) a subcommittee consisting of a single member, and (b) a subcommittee consisting of at least two members, each of whom qualifies as non-employee directors under Section 16 of the Exchange Act.

The Board’s Role in Risk Oversight
The Board recognizes that the achievement of our strategic and commercial objectives involves taking risks and that those risks may evolve over time. The Board has oversight responsibility for Embark’s risk management function, which is designed to identify, assess and monitor fundamental financial and business risks across the Company’s operations and consider ways to address and mitigate those risks. Consistent with this approach, one of the Board’s primary responsibilities includes reviewing assessments of, and advising management with respect to, significant risks and issues facing the Company.
In addition, the Board has tasked designated committees of the Board to assist with the oversight of certain categories of risk management, and the committees report to the Board regularly on these matters.
•
The Audit Committee reviews and discusses guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

•
The Compensation Committee, in approving and evaluating the Company’s executive compensation plans, policies and programs, takes into account the degree of risk to the Company that such plans, policies and programs may create and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements; and

•
The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as our overall governance structure.

Our Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Hedging of Company Securities
We believe it is improper and inappropriate for any person associated with Embark to engage in short-term or speculative transactions involving the Company’s securities. Directors, officers and employees of the Company are therefore prohibited from engaging in short sales and buying or selling puts, calls, options or other derivative securities of the Company.
Our Insider Trading Policy also prohibits our directors, officers and employees from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to hedge or offset, any degree in the market value of the Company’s equity securities whether they are granted to such individual by the Company as part of such person’s compensation or otherwise held, directly or indirectly, by such individual.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors, as appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Siddhartha Venkatesan, Secretary, Embark Technology, Inc., 424 Townsend Street, San Francisco, California 94107.
Our Executive Officers
The following table sets forth the names, ages and positions of our current executive officers:
Name	Age	Position
Alex Rodrigues*	26	Chief Executive Officer, Founder and Director
Brandon Moak*	26	Chief Technology Officer, Founder and Director
Richard Hawwa	38	Chief Financial Officer
Siddhartha Venkatesan	44	Chief Legal Officer
Stephen Houghton	42	Chief Operating Officer

*
Mr. Rodrigues and Mr. Moak are a members of our Board. See “Proposal One - Election of Directors” for more information about Mr. Rodrigues and Mr. Moak.

Richard Hawwa has served as our Chief Financial Officer since May 2021. Mr. Hawwa has more than 15 years of investment banking experience. Prior to joining us, Mr. Hawwa most recently served as a Managing Director at Citigroup, responsible for coverage of a variety of industrial and technology companies across the global mobility sector. Mr. Hawwa began his career as an analyst in the investment banking division at UBS. Throughout his career, Mr. Hawwa’s primary responsibilities included working with companies assisting on capital raising transactions and advising on strategic matters. Prior to assuming mobility sector coverage responsibility, Mr. Hawwa specialized in M&A, working across a diverse set of disruptive and traditional sectors, including biotechnology, medical device technology, financial technology, diversified industrials and energy. Mr. Hawwa has advised and assisted on a variety of complex transactions with an aggregate transaction value of more than $125 billion in North America, Europe and Asia. Mr. Hawwa graduated in three years with honors from Southern Methodist University with a Bachelor of Business Administration in Finance and a minor in Economics.
Siddhartha (Sid) Venkatesan has served as our Chief Legal Officer since April 2021. Mr. Venkatesan was previously a Partner at Orrick, Herrington & Sutcliffe LLP, specializing in intellectual property strategy as well as litigation of high stakes IP matters in courts and tribunals around the country. Mr. Venkatesan has represented a wide range of technology clients in a diverse array of matters, including as part of trial teams that secured or defeated eight-and nine-figure claims, and numerous other representations for companies including Apple, Applied Materials, eBay, Brocade, CoreLogic and Acer as well as many startups. Mr. Venkatesan also served as a legal executive and Chief IP Counsel at GE Digital, General Electric’s Industrial IoT business, and was Chief Operating Officer and General Counsel at a private equity-held capital equipment manufacturer. Mr. Venkatesan has a B.S. in Mechanical and Aerospace Engineering from Cornell University, a J.D. from NYU School of Law and an M.B.A. from the Wharton School, University of Pennsylvania.
Stephen Houghton has served as our Chief Operating Officer since January 2022. Previously, Mr. Houghton has served as our Chief Operations and Fleet Officer. Prior to joining us in June 2021, Mr. Houghton served as the Head of Autonomous Vehicles (AV) Go To Market at Amazon (AWS) and as Vice President of Global Markets running operations for Cruise, General Motors’ Autonomous Vehicles Division. Mr. Houghton also served as an active duty Officer in the United States Marine Corps. Mr. Houghton has a Master of Business Administration from Stanford Business School, a Master in Public Administration from Harvard Kennedy School of Government, and a Bachelor of Business Administration from Southern Methodist University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2021 Summary Compensation Table” below. For the year ended December 31, 2021, our “named executive officers” and their positions were as follows:
•
Alex Rodrigues, our Chief Executive Officer (“CEO”);

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Brandon Moak, our Chief Technology Officer (“CTO”); and

•
Richard Hawwa, our Chief Financial Officer (“CFO”).

2021 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for fiscal years ended December 31, 2020 and December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Total ($)
Alex Rodrigues Chief Executive Officer	2021	180,000	—	57,211,582	57,391,582
	2020	160,673			160,673
Brandon Moak Chief Technology Officer	2021	180,000	—	30,805,652	30,985,652
	2020	160,673			160,673
Richard Hawwa Chief Financial Officer	2021	228,846	$87,500(2)	37,410,000	37,726,346

(1)
Amounts reflect the full grant-date fair value of restricted stock units granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards made to executive officers in Note 7 to our audited consolidated financial statements included in our Annual Report.

(2)
Represents the portion of Mr. Hawwa’s retention bonus that was earned and no longer subject to repayment at the end of 2021.

Narrative to the Summary Compensation Table
2021 Base Salary
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Messrs. Rodrigues and Moak each have an annual base salary equal to $180,000 and Mr. Hawwa has an annual base salary equal to $350,000. The actual base salaries paid to each named executive officer for 2021 are set forth in the “Summary Compensation Table” above in the column titled “Salary.”
2021 Cash Bonuses
We did not maintain an annual bonus program for our employees in 2021, including our named executive officers. None of our named executive officers received any annual bonus payments with respect to their services in 2021.
In connection with commencement of employment, Mr. Hawwa received a retention bonus equal to $150,000. Such retention bonus was paid shortly after his employment start date, but is subject to repayment on a prorated basis in the event of termination by the Company for Cause or by Mr. Hawwa without Good Reason (each as defined in his offer letter and described below) during the first twelve months of his employment. The amount set forth in the “Summary Compensation Table” above in the column titled “Bonus” reflects the portion that was earned and no longer subject to repayment as of the December 31, 2021.
Equity Compensation
We previously maintained the Amended and Restated 2016 Stock Plan, or the 2016 Stock Plan, pursuant to which we have granted stock options and restricted stock units to certain service providers, including the awards described below. Unvested stock options and restricted stock units granted pursuant to the 2016 Stock Plan were converted into stock options and restricted stock units in the Company and remain outstanding and eligible to vest in accordance with their terms following the consummation of the Business Combination. The description of awards below reflect such conversion.
On June 28, 2021, we granted 29,065,434 and 15,650,321 performance-vesting restricted stock units to Messrs. Rodrigues and Moak, respectively. Such restricted stock units are eligible to vest in equal installments upon achievement of escalating share price thresholds of $20.00, $35.00, $50.00, $65.00, $80.00 and $100.00 (calculated based on the 90-day volume weighted average price or, in the event of a change in control, the fair market value based on the terms of such change in control) following the first anniversary of the consummation of the Business Combination, and subject to certain other terms and conditions, including certain specified treatment in the event of change of control or change in role of either Mr. Rodrigues or Mr. Moak, as applicable.
In addition, in connection with the commencement of Mr. Hawwa’s employment on May 1, 2021, we granted him 4,474,510 time-vesting restricted stock units (the “Hawwa RSU Grant”) with grant date June 28, 2021. Twenty-five percent (25%) of the Hawwa RSU Grant will vest on the first anniversary of Mr. Hawwa’s employment start date with the Company and the remaining seventy-five (75%) of the Hawwa RSU Grant will vest in equal monthly installments after such first anniversary, each subject to Mr. Hawwa’s continued employment with the Company through the applicable vesting date over the course of the three subsequent years. In the event Mr. Hawwa is terminated without Cause by the Company or Mr. Hawwa’s Resignation for Good Reason (each as defined in his offer letter and described below) within twelve months after a change in control, all unvested portion of the Hawwa RSU Grant shall immediately vest in full.
Following the Business Combination, no further awards have been granted under the 2016 Stock Plan and, in connection with the Business Combination, we adopted the 2021 Incentive Award Plan, under which we may grant cash and equity incentive awards to directors, employees (including our named executive officers) and consultants in order to continue to attract, motivate and retain the talent for which we compete. No awards were granted to the named executive officers under the 2021 Incentive Award Plan in 2021.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans.   All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
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medical, dental and vision benefits;

•
medical and dependent care flexible spending accounts;

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life insurance and accidental death and dismemberment; and

•
commuter benefits; and

•
cell phone reimbursement.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our employees, including our named executive officers. We do not provide any perquisites to our named executive officers.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by our Company.
Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (Time- Based Vesting) (#)	Market Value of Shares or Units of Stock That Have Not Vested (Time- Based Vesting) ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (Performance- Based Vesting) (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (Performance- Based Vesting) ($)(1)
Alex Rodrigues Chief Executive Officer	6/28/21	—	—	4,844,239(2)	$42,047,994
Brandon Moak Chief Technology Officer	6/28/21	—	—	2,608,386(2)	$22,640,797
Richard Hawwa Chief Financial Officer	5/1/21	4,474,510(3)	$38,838,747	—	—

(1)
Represents the fair market value per share of our common stock of $8.68, as of December 31, 2021.

(2)
This represents the number of shares Class A common stock that vest upon hitting the immediately subsequent stock price hurdle associated with the award of performance-based RSUs (i.e., $20.00) (calculated based on the 90-day volume weighted average price or, in the event of a change in control, the fair market value based on the terms of such change in control) following the first anniversary of the consummation of the Business Combination, subject to continued service through the vesting date. If the maximum stock price hurdle ($100.00) is achieved following the achievement of the five preceding stock price hurdles ($20.00, $35.00, $50.00, $65.00 and $80.00), Messrs. Rodrigues and Moak will be entitled to a cumulative number of shares of Class A common stock equal to 29,065,434 and 15,650,321, respectively, in respect of such RSUs. See “— Equity Compensation” for further details on such awards.

(3)
Twenty-five percent (25%) of the RSUs vest on May 1, 2022 and the remaining seventy-five percent (75%) of the RSUs will vest in equal monthly installments thereafter, in each case, subject to Mr. Hawwa’s continued employment with the Company through the applicable vesting date.

Executive Compensation Arrangements
Each of our named executive officers is subject to an offer letter and confidential information and inventions assignment agreement with the Company. Our named executive officers’ agreements are generally described below.

Alex Rodrigues
On May 9, 2018, the Company and Mr. Rodrigues entered into an offer letter (the “Rodrigues Offer Letter”), providing for his position as Chief Executive Officer of the Company. Mr. Rodrigues’s employment with the Company is at-will and either party may terminate Mr. Rodrigues’s employment at any time for any reason. The Rodrigues Offer Letter provides that Mr. Rodrigues is entitled to a base salary of $100,000 per year (which has subsequently been increased to $180,000). Mr. Rodrigues is also subject to certain confidentiality and inventions assignment obligations pursuant to a separate confidential information and invention assignment agreement, including perpetual confidentiality and a one-year post-termination non-solicit of employees and to the extent appropriate to enforce the Company’s rights to applicable trade secrets, a non-solicit of customers and other business relations.
Brandon Moak
On May 9, 2018, the Company and Mr. Moak entered into an offer letter (the “Moak Offer Letter”), providing for his position as Chief Technology Officer of the Company. Mr. Moak’s employment with the Company is at-will and either party may terminate Mr. Moak’s employment at any time for any reason. The Moak Offer Letter provides that Mr. Moak is entitled to a base salary of $100,000 per year (which has subsequently been increased to $180,000). Mr. Moak is also subject to certain confidentiality and inventions assignment obligations pursuant to a separate confidential information and invention assignment agreement, including perpetual confidentiality and a one-year post-termination non-solicit of employees and to the extent appropriate to enforce the Company’s rights to applicable trade secrets, a non-solicit of customers and other business relations.
Richard Hawwa
On April 2, 2021, the Company and Mr. Hawwa entered into an offer letter (the “Hawwa Offer Letter”), providing for his position as Chief Financial Officer of the Company. Mr. Hawwa’s employment with the Company is at-will and either party may terminate Mr. Hawwa’s employment at any time for any reason.
The Hawwa Offer Letter provides that Mr. Hawwa is entitled to a base salary of $350,000 per year. In addition, the Hawwa Offer Letter provides that Mr. Hawwa is entitled to a retention bonus in the amount of $150,000 (the “Hawwa Retention Bonus”). The Hawwa Retention Bonus will be earned after Mr. Hawwa completes 12 months of employment following May 1, 2021 (i.e., Mr. Hawwa’s start date). If Mr. Hawwa’s employment with the Company is terminated for Cause or by Mr. Hawwa for any reason other than a Resignation Good Reason, Mr. Hawwa will immediately repay the prorated amount of the Hawwa Retention Bonus (e.g., an amount equal to 1/12th multiplied by (i) (A) 12 less (B) the number of whole months of employment Mr. Hawwa has completed with the Company).
In the event of Mr. Hawwa’s termination without Cause by the Company or Mr. Hawwa’s Resignation for Good Reason, subject to Mr. Hawwa’s execution and non-revocation of a release of claims, Mr. Hawwa will be entitled to receive (i) six months of base salary continuation and (ii) six months of continued coverage under the Company’s group health plans, with such coverage paid by the Company.
For purposes of the Hawwa Offer Letter, “Cause” means (i) Mr. Hawwa’s unauthorized use or disclosure of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company, (ii) Mr. Hawwa’s material breach of any written agreement between Mr. Hawwa and the Company, (iii) Mr. Hawwa’s material failure to comply with the Company’s material written policies or rules, (iv) Mr. Hawwa’s conviction of, or his plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state, (v) Mr. Hawwa’s gross negligence or willful misconduct (A) in the performance of Mr. Hawwa’s duties for the Company or (B) that could reasonably be expected to bring Mr. Hawwa or the Company into public disrepute, scandal, contempt or ridicule that shocks, insults or offends a substantial portion or group of the public, (vi) Mr. Hawwa’s continuing failure to perform assigned duties after receiving written notification of the failure from the Company’s board of directors or (vii) Mr. Hawwa’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Mr. Hawwa’s cooperation; provided that, with respect to subparts (ii), (iii), (vi), and (vii) above, no such determination may be made until Mr. Hawwa has been given written notice detailing the specific Cause event and a period of thirty (30) days following receipt of such notice to cure such event (provided that no such notice or cure period shall be required to the extent that either (A) the events or circumstances constituting “Cause” are not curable or (B) the provision of such notice or cure period could result in material harm to the Company). Notwithstanding the foregoing, any action or inaction taken by Mr. Hawwa based upon Mr. Hawwa’s reasonable reliance on advice of counsel to the Company or the direction of the board of directors or Chief Executive Officer shall not in and of itself form the basis for Cause.
For purposes of the Hawwa Offer Letter, “Resignation from Good Reason” means a separation as a result of Mr. Hawwa’s resignation within 12 months after one of the following conditions has come into existence without Mr. Hawwa’s consent: (i) a reduction in Mr. Hawwa’s base salary, other than a reduction of up to 10% in connection with similar decreases of other officers of the Company, (ii) A diminution in title set forth in the Hawwa Offer Letter, or a material diminution of Mr. Hawwa’s authority, duties or responsibilities provided however, that a change in Mr. Hawwa’s title, position or authority following a Change of Control shall not constitute Good Reason so long as Mr. Hawwa retains substantially the same duties and responsibilities of a division, subsidiary or business unit that constitutes substantially the same business of the Company following the Change of Control; (iii) a material change in the Company’s remote work policies requiring a relocation of Mr. Hawwa’s principal workplace by more than 30 miles or the Company’s breach of the Hawwa Offer Letter. A resignation for Good Reason will not be deemed to have occurred unless Mr. Hawwa gives the Company written notice of the condition within 90 days after the condition comes into existence and the Company fails to remedy the condition within 30 days after receiving Mr. Hawwa’s written notice.
Mr. Hawwa is also subject to certain confidentiality and inventions assignment obligations pursuant to a separate confidential information and invention assignment agreement, including perpetual confidentiality and a one-year post-termination non-solicit of employees.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Elaine Chao	100,698	—	2,327,254	2,427,953
Patricia Chiodo	—	157,893	—	157,893
Pat Grady	—	—	—	—
Ian Robertson	—	—	—	—

(1)
Amounts reflect the full grant-date fair value of restricted stock units and options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit and option awards made to directors in Note 7 to our audited consolidated financial statements included in our Annual Report.

The table below shows the aggregate numbers of unvested stock and option awards held as of December 31, 2021 by each non-employee director.
Name	Stock Awards Outstanding at 2021 Fiscal Year End	Option Awards Outstanding at 2021 Fiscal Year End
Elaine Chao	—	1,062,697
Patricia Chiodo	16,427	—
Pat Grady	—	—
Ian Robertson	—	—
In 2021, Elaine Chao commenced her services as a non-employee director and received a grant of stock options to purchase 1,342,353 shares of our common stock, which vest in equal monthly installments over the first 48 months of her continuous service (which commenced on February 24, 2021), subject to certain acceleration to the extent she terminates her service due to her acceptance of a qualifying governmental position. In addition, Ms. Chao is entitled to an annual cash retainer of $125,000, payable in quarterly installments. Further, in 2021, Patricia Chiodo commenced her services as a non-employee director and received a grant of 17,522 restricted stock units, one-sixteenth (1/16) of which vested on December 7, 2021 and the remainder of which will vest in equal monthly installments over the 45 months thereafter, subject to her continuous service. Ms. Chiodo will also be entitled to future annual equity awards with a grant date value of $175,000 each, which will vest in equal monthly installments over 12 months following grant. In addition, Ms. Chiodo is entitled to an annual cash retainer of $75,000, payable in quarterly installments.
We have adopted a non-employee director compensation policy. Pursuant to this policy, each eligible non-employee director will be entitled to certain cash fees, including an annual retainer of $75,000. In addition, non-employee directors serving on one or more committees of our board of directors will receive the following additional annual fees, each earned and paid on a quarterly basis: (a) the chair of our audit committee will receive an additional annual fee of $25,000 and other members of our audit committee will receive an additional fee of $12,500, (b) the chair of our compensation committee will receive an additional annual fee of $15,000, and other members of our compensation committee will each receive an additional annual fee of $7,500; and (b) the chair of our nominating and governance committee will receive an additional annual fee of $10,000, and other members of our nominating and governance committee will receive an additional annual fee of $5,000.
Pursuant to this policy, each eligible non-employee director will also be entitled to certain equity-based compensation. Eligible non-employee directors who are engaged in their role as of the date of any annual shareholder meeting will receive an annual restricted stock unit award with a grant date value of $175,000, which will vest at a rate of in equal monthly installments over the one-year period following the annual shareholder meeting, subject to the non-employee director continuing in service through each such date. In addition, each non-employee director who is elected or appointed to the board other than at the annual shareholder meeting will receive, on the date of the initial election or appointment, a one-time restricted stock unit award with a grant date value of $175,000, which will vest in equal monthly installments over the four-year period following the non-employee director’s election or appointment, subject to the non-employee director continuing in service through each such date. In the event of a Change in Control (as defined in the 2022 Plan), the equity awards granted pursuant to this policy will accelerate and vest in full.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of April 12, 2022, by:
•
each person who is known to be the beneficial owner of more than 5% of shares of Embark Technology Common Stock; and

•
each of our current executive officers and directors.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The following table reflects beneficial ownership of any shares of Class A Common Stock issuable upon exercise of public warrants or private placement warrants, in each case exercisable or convertible within 60 days of April 12, 2022.
Percentage ownership of our voting securities is based on 362,832,724 shares of our Class A Common Stock and 87,078,981 shares of our Class B Common Stock issued and outstanding as of April 12, 2022.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.
Name and Address of Beneficial Owner(1)	Class A Common Stock	%	Class B Common Stock	%
5% Holders
Entities Affiliated With Sequoia Capital(2)	53,144,138	14.6%	—	—
Data Collective IV, L.P.(3)	63,720,154	17.6%	—	—
Entities Affiliated with Y Combinator(4)	27,913,857	7.7%	—	—
Tiger Global PIP Eleven LLC(5)	21,293,320	5.9%	—	—
Affiliates of Maven Ventures(6)	21,684,426	6.0%	—	—
Directors and Executive Officers			—	—
Alex Rodrigues(7)	—	—	50,034,332	57.5%
Brandon Moak(8)	—	—	37,044,649	42.5%
Richard Hawwa	1,211,846	*	—	—
Siddhartha Venkatesan	391,519	*	—	—
Stephen Houghton	186,437	*	—	—
Elaine Chao	419,485	*	—	—
Pat Grady(9)	53,886,635	14.9%	—	—
Patricia Chiodo	3,284	*	—	—
Ian Robertson(10)	304,357	*	—	—
All directors and officers as a group (nine individuals)	56,403,563	15.5%	87,078,981	100.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 424 Townsend Street, San Francisco, CA 94107.

(2)
Consists of (i) 18,679,330 shares of Class A common stock held of record by Sequoia Capital U.S. Growth Fund VII, L.P. (“GFVII”); (ii) 1,106,850 shares of Class A common stock held of record by Sequoia Capital U.S. Growth VII Principals Fund, L.P. (“GFVII PF”, and collectively with GFVII, the “GFVII Funds”); (iii) 25,631,605 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P. (“SC XV”); (iv) 1,542,608 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P. (“STPQ XV”); (v) 554,099 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P. (“STP XV”); and (vi) 5,629,646 shares of Class A common stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P. (“SC XV PF”, and collectively with SC XV, STPQ XV and STP XV, the “SC XV Funds”). SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of the GFVII Funds, and (ii) the general partner of SC U.S. Venture XV Management, L.P., which is the general partner of each of the SC XV Funds. The directors and stockholders SC U.S. Venture XV Management, L.P. who exercise voting and investment discretion with respect to the SC XV Funds include Douglas Leone, Roelof Botha, Alfred Lin and James Goetz. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Pat Grady, one of Embark Technology’s director nominees. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Douglas Leone, Roelof Botha, Pat Grady, Carl Eschenback and James Goetz. Mr. Grady expressly disclaims beneficial ownership of the shares held by the GF VII Funds. The address for each of the Sequoia Capital entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(3)
Consists of 63,720,154 shares of Class A common stock held of record by Data Collective IV, L.P. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of Data Collective IV, L.P. (“DCVC IV”). Zachary Bogue and Matthew Ocko are the managing members of DCVC IV GP. Zachary Bogue and Matthew Ocko exercise voting and dispositive power over the shares held by DCVC IV. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(4)
Consists of (i) 9,601,126 shares of Class A common stock to be held of record by Y Combinator Continuity Holdings I, LLC; (ii) 12,123,166 shares of Class A common stock to be held of record by Y Combinator Investments, LLC Series W 16; (iii) 3,546,851 shares of Class A common stock held of record by YC Holdings II, LLC; and (iv) 2,642,714 shares of Class A common stock to be held of record by YCVC Fund I, L.P. Power to exercise voting and investment decisions with respect to each such entity is held by of Jonathan Levy, Kirsty Nathoo and Geoff Ralston. The address for each of the entities identified in this footnote is 335 Pioneer Way, Mountain View, CA 94041.

(5)
Investment decisions with respect to Tiger Global PIP Eleven LLC is controlled by Tiger Global Management, LLC. Tiger Management, LLC Global Management, LLC is controlled by Chase Coleman and Scott Shleifer. The business address for each of these entities is c/o Tiger Global Management, LLC 9 West 57th Street, 35th Floor, New York, New York 10019.

(6)
Includes 20,684,426 shares of Class A common stock held of record by Maven Ventures Fund II, L.P., 300,000 shares of Class A common stock held of record by Maven Ventures Fund III, L.P. and 700,000 shares of Class A common stock held of record by Maven Ventures Opportunity Fund I, L.P. The general partner of Maven Ventures Fund II, L.P. is Maven Ventures Partners II, LLC. The general partner of Maven Ventures Fund III, L.P. is Maven Ventures Partners III, LLC. The general partner of Maven Ventures Opportunity Fund I, L.P. is Maven Ventures Opportunity Partners I, LLC. The address of the entities identified in this footnote is 631 Emerson St., Palo Alto, California 94301.

(7)
Consists of shares Class B common stock held by Mr. Rodrigues as grantor-trustee of the Alex Rodrigues Living Trust.

(8)
Consists of shares Class B common stock held by Mr. Moak as grantor-trustee of the Brandon Moak Living Trust.

(9)
Consists of (a) 742,497 shares of Class A common stock held by Mr. Grady and (b) shares listed in footnote 2 above to be held of record by entities affiliated with Sequoia Capital. Mr. Grady, one of Embark Technology’s director nominees, is a partner of Sequoia Capital and, therefore, may be deemed to exercise voting and investment discretion with respect to the shares listed in footnote 2 above. Mr. Grady disclaims beneficial ownership of the shares held by the Sequoia Capital entities.

(10)
Consists of 164,523 shares of Class A common stock and 139,834 warrants to purchase Class A common stock. Active Engineering Services Limited is the record holder of these shares, and such shares can be deemed to be beneficially held by Techno Whiz Kind Inc., which is controlled by Mr. Robertson. The address for Active Engineering Services Limited and Mr. Robertson are 4801 Main Street, Suite 1000 Kansas City, Missouri 64112. The address for Techno Whiz Kid Inc. is 6 Raymar Place, Oakville, Ontario Canada L6J 6M1.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that during 2021, all Section 16(a) filing requirements were satisfied on a timely basis, except for the following: Ian Robertson, who failed to file a timely Form 3 due to an administrative error.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Registration Rights Agreement
In connection with the Closing, we entered into a Registration Rights Agreement with the Sponsor and certain former equityholders of Embark Trucks. The Registration Rights Agreement, subject to the terms thereof, requires the Company to, among other things, file a resale shelf registration statement on behalf of the Sponsor and the other parties to the Registration Rights Agreement and their respective permitted transferees within thirty (30) days following the Closing. The Registration Rights Agreement provides for certain demand rights and piggyback registration rights in favor of each of the Sponsor and the other parties to the Registration Rights Agreement and their respective permitted transferees, subject to customary underwriter cutbacks. We have agreed to pay certain fees and expenses relating to registrations under the Registration Rights Agreement.
Proxy Voting Agreement
In connection with the Closing, Embark entered into a third party proxy voting agreement (the “Proxy Voting Agreement”) dated November 10, 2021, by and among Brandon Moak, Alex Rodrigues and, solely with respect to certain enumerated provisions, Embark Trucks, Inc. Pursuant to the Proxy Voting Agreement, Mr. Moak has provided Mr. Rodrigues with an irrevocable proxy on all matters requiring a shareholder vote on behalf of himself and any permitted transferees. The Proxy Voting Agreement provides for reciprocal rights to the extent Mr. Moak (or his permitted transferees) own a greater number of shares of common stock. The Proxy Voting Agreement includes certain termination provisions including the consummation of a change of control and the occurrence of the Sunset Date other than as a result of death or disability.
Policies and Procedures for Related Person Transactions
Our board of directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). We have a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the Company’s Chief Legal Officer, by both the related person and the person at the Company responsible for such potential related person transaction.
If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Any proposed transaction that has been identified as a Related-Person Transaction may be consummated or materially amended only following approval by the Audit Committee in accordance with the provisions of our policy. No director may participate in approval of a related person transaction for which he or she is a related person. In the event that advance Audit Committee approval of a Related Person Transaction requiring approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided that if the Audit Committee’s ratification is not forthcoming management shall make all reasonable efforts to cancel or annul such related person transaction. Any related person transaction, if not a related person transaction when originally consummated, or if not initially identified as a related person transaction prior to consummation, shall be submitted to the Audit Committee for review and ratification at the Audit Committee’s next regularly scheduled meeting upon the recognition. The Audit Committee shall consider whether to ratify and continue, amend and ratify, or terminate and rescind such related person transaction and if the Audit Committee’s ratification is not forthcoming management shall make all reasonable efforts to cancel or annul such related person transaction.

Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed the firm of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although stockholder ratification of the appointment of Deloitte & Touche LLP is not required by law, our Board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider its appointment of Deloitte & Touche LLP. Deloitte & Touche LLP served as our independent registered public accounting firm for the year ended December 31, 2021. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders. Even if the selection of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company.
As previously disclosed in the Form 8-K filed with the SEC on November 17, 2021 (the “Closing 8-K”), on November 10, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, effective immediately. On the same date, the Audit Committee dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.
In connection with the Business Combination, NGA had engaged Marcum to audit its financial statements included in NGA’s Registration Statement on Form S-4 filed with the SEC. The report of Marcum on the financial statements of NGA as of December 31, 2020, and for the period from September 25, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about the Company’s ability to continue as a going concern.
During the period from September 25, 2020 (inception) to December 31, 2020 and subsequent interim period through November 10, 2021, there were no disagreements between NGA and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on NGA’s financial statements for such period. During the period from September 25, 2020 (inception) to December 31, 2020 and subsequent interim period through November 10, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through November 10, 2021, we did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (as defined above).
We provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by Embark set forth above. A copy of Marcum’s letter, dated November 17, 2021, was filed as Exhibit 16.1 to the Closing 8-K.
Board Recommendation

The Board recommends a vote “FOR” the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Principal Accountant Fees and Services
The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to Embark Technology, Inc. for the fiscal year ended December 31, 2021 and Embark Trucks Inc. for the fiscal year ended December 31, 2020.
Fee Category (in thousands)	2021	2020
Audit Fees(1)	$1,231,650	$516,960
Audit-Related Fees(2)	112,373	1,893,825
Total Fees	$1,344,023	$2,410,785

(1)
Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K. Audit fees billed for the annual audit of Embark Trucks, Inc.’s 2019 and 2020 consolidated financial statements included in the Registration Statement on Form S-4 filed on July 2, 2021.

(2)
Audit-related fees consist of fees for professional services rendered in connection with (1) financial statements incorporated in the SEC filings to facilitate the Business Combination and (2) consents and review of other documents filed with the SEC.

Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is consistent with the SEC’s rules on auditor independence and either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

Report of the Audit Committee
The Audit Committee has reviewed the audited consolidated financial statements of Embark Technology, Inc. (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Patricia Chiodo (Chair)
Secretary Elaine Chao
Ian Robertson

ADDITIONAL INFORMATION
Stockholder Proposals and Director Nominations
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 424 Townsend Street, San Francisco, California 94107. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than December 31, 2022. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Secretary, Siddhartha Venkatesan.
In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2023 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Secretary at our principal executive offices not later than March 11, 2023 and not before February 9, 2023. However, if the 2023 annual meeting of stockholders is more than 30 days earlier, or more than 60 days later, than the first anniversary of the Annual Meeting, notice must be so delivered or received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2023 annual meeting of stockholders.
Householding of Annual Meeting Materials
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-16396 or (3) send an email to sendmaterial@proxyvote.com.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact D.F. King & Co.at EMBK@dfking.com or dial toll-free 1-800-755-7250.
Other Matters
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.
In addition to the use of the mails, proxies may be solicited by telephone and email by directors, officers and other employees of Embark who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

We have also engaged D.F. King & Co. to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate. You may contact D.F. King & Co. by mail at 48 Wall Street, 22nd Floor, New York, NY 10005, by phone toll-free at 1-800-755-7520 or by email at EMBK@dfking.com.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD AS OF APRIL 12, 2022, AND TO EACH BENEFICIAL STOCKHOLDER AS OF THAT DATE UPON WRITTEN REQUEST MADE TO SIDDHARTHA VENKATESAN, SECRETARY, EMBARK TECHNOLOGY, INC., 424 TOWNSEND STREET, SAN FRANCISCO, CALIFORNIA 94107. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ELECTRONICALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,
Alex Rodrigues
Chief Executive Officer, Founder and Director
San Francisco, California
April 26, 2022

SCAN TOVIEW MATERIALS & VOTE EMBARK TECHNOLOGY, INC.VOTE BY INTERNET424 TOWNSEND STREETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveSAN FRANCISCO, CA 94107Use the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EMBK2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D82429-P71970KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYEMBARK TECHNOLOGY, INC.For WithholdFor AllTo withhold authority to vote for any individualThe Board of Directors recommends you vote FOR theAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.following:!!!1. Elect the two Class I directors listed in the accompanyingproxy statement, each to serve a three-year term expiringat the 2025 annual meeting of stockholders or until suchdirector’s successor is duly elected and qualified or untilsuch director’s earlier death, resignation, disqualificationor removal.Nominees:01)Patricia Chiodo02)Alex RodriguesThe Board of Directors recommends you vote FOR the following proposal:ForAgainstAbstain2. Ratification of Deloitte & Touche LLP as Embark’s Independent Auditor for 2022.!!!Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.D82430-P71970Embark Technology, Inc.Proxy Solicited on Behalf of the Board of Directors for theAnnual Meeting of Stockholders on June 9, 2022The undersigned hereby appoints Secretary Elaine Chao, Brandon Moak, Pat Grady, and Ian Robertson, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on all matters coming before said meeting, including the matters on the reverse side of this card, all of the shares of CLASS A COMMON STOCK of Embark Technology, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Eastern Time on June 9, 2022, virtually at www.virtualshareholdermeeting.com/EMBK2022 and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and revokes any proxies previously given.This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR the election of each of the Class I director nominees in proposal 1 and
FOR proposal 2. In their discretion, the proxies are authorized to vote on such other matters that may properly come before this meeting or any adjournment or postponement thereof